UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2021

SHELTER ACQUISITION CORPORATION I

(Exact name of registrant as specified in its charter)

Delaware	001-40567	86-1273121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Midland Street #1726 Quogue, New York	11959
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 553-2164

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	SHQAU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	SHQA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SHQAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as dein Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2021, the Registration Statement on Form S-1 (File No. 333-253213) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Shelter Acquisition Corporation I (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Commission”). On July 2, 2021, the Company consummated the IPO of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated June 29, 2021, among the Company, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, which contains customary representations and warranties and indemnification of the underwriters by the Company;

●	a Warrant Agreement, dated June 29, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	a Private Placement Warrants Purchase Agreement, dated June 29, 2021, between the Company and Shelter Sponsor, LLC (the “Sponsor”), pursuant to which the Sponsor purchased 6,250,000 private placement warrants, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

●	an Investment Management Trust Agreement, dated June 29, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Stockholder Rights Agreement, dated June 29, 2021, among the Company, the Sponsor and certain stockholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other stockholders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	a Letter Agreement, dated June 29, 2021, among the Company, the Sponsor, each executive officer and director of the Company, and certain stockholders of the Company, pursuant to which the Sponsor, each executive officer and director of the Company and such stockholders have agreed to vote any shares of common stock of the Company held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

●	an Administrative Support Agreement, dated June 29, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and secretarial and administrative services, as may be required by the Company from time to time, for $20,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02.  Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 6,250,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $6,250,000. The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per share of Class A Common Stock threshold is met) and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2021, Anthony Foxx, Erin Lantz, David Panton and Clelia Peters were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Anthony Foxx, Erin Lantz, David Panton and Clelia Peters are “independent directors” as defined in the NASDAQ listing standards and applicable Commission rules. Ms. Lantz, Ms. Peters and Mr. Panton will serve on the audit committee, with Mr. Panton serving as chairman of the audit committee. Ms. Lantz, Mr. Panton and Ms. Peters will serve on the nominating committee, with Ms. Lantz serving as chairman of the nominating committee. Mr. Foxx, Mr. Panton and Ms. Peters will serve on the compensation committee, with Ms. Peters serving as chairman of the compensation committee.

On June 29, 2021, the Company entered into indemnity agreements with each of the Company’s directors and executive officers that require the Company to indemnify these individuals to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the Indemnity Agreements, the form of which is incorporated by reference herein and filed herewith as Exhibit 10.6.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2021, the Company adopted its Amended and Restated Certificate of Incorporation (as amended, the “Certificate”) and its Amended and Restated Bylaws (as amended, the “Bylaws”). Descriptions of the Certificate and the Bylaws are contained in the section entitled “Description of Securities” of the prospectus for the IPO, dated June 29, 2021 and filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and are incorporated herein by reference. The descriptions are qualified in their entirety by reference to the full text of the Certificate and the Bylaws, each of which is incorporated by reference herein and filed herewith as Exhibits 3.1 and 3.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement among the Company, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC.
3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.
10.1	Private Placement Warrants Purchase Agreement between the Company and the Sponsor.
10.2	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company.
10.3	Registration and Stockholder Rights Agreement among the Company, the Sponsor and certain other stockholders named therein.
10.4	Letter Agreement among the Company, the Sponsor, the Company’s officers and directors, and certain stockholders of the Company.
10.5	Administrative Support Agreement between the Company and the Sponsor.
10.6	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333-253213), filed March 19, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2021	SHELTER ACQUISITION CORPORATION I

	By:	/s/ Danion Fielding
	Name:	Danion Fielding
	Title:	Chief Financial Officer

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